Press Release

Contact
Kathy Ta
Vice President, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE FIRST QUARTER OF FISCAL 2018

•	Revenue: $576 million

•	Gross Margin: 64.9% GAAP (66.9% excluding special items)

•	EPS: $0.54 GAAP ($0.60 excluding special items)

•	Fiscal second quarter revenue outlook: $600 to $640 million (see Business Outlook section)

SAN JOSE, CA - October 19, 2017 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $576 million for its first quarter of fiscal 2018 ended September 23, 2017, a 4% decrease from the $602 million revenue recorded in the prior quarter, and a 3% increase from the same quarter of last year.

Tunc Doluca, President and Chief Executive Officer, commented, “We are pleased with our performance in the September quarter. Revenue growth was led by double-digit increases in Industrial and Automotive from the same quarter last year.” Mr. Doluca continued, “Looking forward, we expect strong growth in Automotive, Industrial and Data Center in the December quarter with continued solid profitability.”

Fiscal Year 2018 First Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the September quarter was $0.54. The results were affected by pre-tax special items which primarily consisted of $13 million in charges related to acquisitions and $5 million in charges related to restructuring activities. GAAP earnings per share, excluding special items was $0.60. An analysis of GAAP versus GAAP excluding special items is provided in the last table of this press release.

Cash Flow Items

At the end of the first quarter of fiscal 2018, total cash, cash equivalents and short term investments were $2.77 billion, an increase of $29 million from the prior quarter.
Notable items included:

•	Cash flow from operations: $220 million

•	Gross capital expenditures: $14 million

•	Dividends paid: $101 million ($0.36 per share)

•	Stock repurchases: $75 million

Trailing twelve months free cash flow was $819 million. Free cash flow is a non-GAAP measure and is defined by net cash flow from operations less gross capital expenditures.

Business Outlook
The Company’s 90-day backlog at the beginning of the December 2017 quarter was $426 million. Based on the beginning backlog and expected turns, the final transition to sell-in revenue accounting for distribution, and a 14-week quarter, our results for the December 2017 quarter are forecasted to be as follows:

•	Revenue: $600 to $640 million (including $18 to $22 million for sell-in transition)

•	Gross Margin: 64% to 66% GAAP (66% to 68% excluding special items)

•	EPS: $0.57 to $0.63 GAAP ($0.61 to $0.67 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.36 per share will be paid on December 14, 2017, to stockholders of record on November 30, 2017.

Conference Call
Maxim Integrated has scheduled a conference call on October 19 at 2:00 p.m. Pacific Time to discuss its financial results for the first quarter of fiscal 2018 and its business outlook. This call will be webcast by Shareholder.com and can be accessed at the Company’s website at investor.maximintegrated.com.

A presentation summarizing financial information to be discussed on the conference call is posted at investor.maximintegrated.com.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	September 23, 2017	June 24, 2017	September 24, 2016
	(in thousands, except per share data)
Net revenues	$575,676	$602,005	$561,396
Cost of goods sold (1)	201,845	208,339	215,664
Gross margin	373,831	393,666	345,732
Operating expenses:
Research and development	108,601	114,011	112,746
Selling, general and administrative	73,681	75,129	70,852
Intangible asset amortization	1,752	2,050	2,443
Impairment of long-lived assets (2)	42	—	6,134
Severance and restructuring expenses	5,433	1,175	9,965
Other operating expenses (income), net (3)	(844)	1,923	(28,481)
Total operating expenses (income), net	188,665	194,288	173,659
Operating income (loss)	185,166	199,378	172,073
Interest and other income (expense), net	(4,214)	(3,798)	(6,870)
Income (loss) before provision for income taxes	180,952	195,580	165,203
Income tax provision (benefit)	26,419	32,271	27,589
Net income (loss)	$154,533	$163,309	$137,614

Earnings (loss) per share:
Basic	$0.55	$0.58	$0.49
Diluted	$0.54	$0.57	$0.48

Shares used in the calculation of earnings (loss) per share:
Basic	282,170	282,747	283,633
Diluted	286,437	287,494	288,574

Dividends paid per share	$0.36	$0.33	$0.33

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	September 23, 2017	June 24, 2017	September 24, 2016
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$11,064	$11,064	$12,602
Accelerated depreciation (1)	—	—	1,178
Total	$11,064	$11,064	$13,780

Operating expenses:
Intangible asset amortization	$1,752	$2,050	$2,443
Impairment of long-lived assets (2)	42	—	6,134
Severance and restructuring	5,433	1,175	9,965
Other operating expenses (income), net (3)	(844)	1,923	(28,481)
Total	$6,383	$5,148	$(9,939)

Interest and other expense (income), net	$(84)	$(90)	$(471)
Total	$(84)	$(90)	$(471)

(1) Includes building and equipment accelerated depreciation related to the Dallas manufacturing facility.
(2) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(3) Includes gain on sale of micro-electromechanical systems (MEMS) business line during the first quarter of fiscal year 2017.

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	September 23, 2017	June 24, 2017	September 24, 2016
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,577,160	$2,246,121	$2,092,073
Short-term investments	1,196,827	498,718	175,441
Total cash, cash equivalents and short-term investments	2,773,987	2,744,839	2,267,514
Accounts receivable, net	233,215	256,454	253,518
Inventories	245,347	247,242	223,484
Other current assets	55,033	57,059	89,398
Total current assets	3,307,582	3,305,594	2,833,914
Property, plant and equipment, net	595,622	606,581	678,447
Intangible assets, net	79,850	90,867	131,496
Goodwill	491,015	491,015	491,015
Other assets	59,246	72,974	54,890
Assets held for sale	2,691	3,202	2,854
TOTAL ASSETS	$4,536,006	$4,570,233	$4,192,616

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$66,915	$77,373	$83,589
Income taxes payable	3,688	3,688	3,138
Accrued salary and related expenses	103,194	145,299	111,126
Accrued expenses	43,121	37,663	48,572
Deferred revenue on shipments to distributors	16,994	14,974	35,754
Short-term debt	—	—	249,788
Total current liabilities	233,912	278,997	531,967
Long-term debt	1,488,406	1,487,678	990,685
Income taxes payable	573,831	557,498	497,360
Deferred tax liabilities	1,436	1,514	756
Other liabilities	40,677	41,852	36,612
Total liabilities	2,338,262	2,367,539	2,057,380

Stockholders' equity:
Common stock and capital in excess of par value	283	283	284
Retained earnings	2,207,052	2,212,301	2,141,326
Accumulated other comprehensive loss	(9,591)	(9,890)	(6,374)
Total stockholders' equity	2,197,744	2,202,694	2,135,236
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$4,536,006	$4,570,233	$4,192,616

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CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	September 23, 2017	June 24, 2017	September 24, 2016
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$154,533	$163,309	$137,614
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	17,287	17,624	17,120
Depreciation and amortization	36,754	38,194	43,485
Deferred taxes	12,115	1,697	14,895
Loss (gain) from sale of property, plant and equipment	61	7,006	652
Loss (gain) on sale of business	—	—	(26,620)
Impairment of long-lived assets	42	665	6,134
Changes in assets and liabilities:
Accounts receivable	23,239	1,138	3,013
Inventories	1,835	(5,715)	2,517
Other current assets	1,488	(727)	(12,099)
Accounts payable	(9,979)	(5,235)	(858)
Income taxes payable	16,333	22,619	110
Deferred revenue on shipments to distributors	2,020	(20,751)	(3,025)
Accrued salary and related expenses	(42,105)	9,597	(55,572)
All other accrued liabilities	6,082	7,507	(3,964)
Net cash provided by (used in) operating activities	219,705	236,928	123,402
Cash flows from investing activities:
Purchase of property, plant and equipment	(14,321)	(13,050)	(14,310)
Proceeds from sales of property, plant and equipment	1,473	7,576	205
Proceeds from sale of available-for-sale securities	18,101	—	24,540
Proceeds from maturity of available-for-sale securities	—	50,000	25,000
Proceeds from sale of business	—	—	42,199
Purchases of available-for-sale securities	(716,304)	(49,891)	(75,224)
Purchases of privately-held companies' securities	(606)	—	(2,337)
Net cash provided by (used in) investing activities	(711,657)	(5,365)	73
Cash flows from financing activities:
Issuance of debt	—	500,000	—
Debt Issuance Cost	—	(3,688)	—
Net issuance of restricted stock units	(5,416)	(7,471)	(5,206)
Proceeds from stock options exercised	5,160	18,434	19,911
Issuance of common stock under employee stock purchase program	—	19,805	—
Repurchase of common stock	(75,291)	(75,853)	(57,709)
Dividends paid	(101,462)	(93,396)	(93,627)
Net cash provided by (used in) financing activities	(177,009)	357,831	(136,631)
Net increase (decrease) in cash and cash equivalents	(668,961)	589,394	(13,156)
Cash and cash equivalents:
Beginning of period	2,246,121	1,656,727	2,105,229
End of period	$1,577,160	$2,246,121	$2,092,073

Total cash, cash equivalents, and short-term investments	$2,773,987	$2,744,839	$2,267,514

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ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	September 23, 2017	June 24, 2017	September 24, 2016
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$373,831	$393,666	$345,732
GAAP gross profit %	64.9%	65.4%	61.6%

Special items:
Intangible asset amortization	11,064	11,064	12,602
Accelerated depreciation (1)	—	—	1,178
Total special items	11,064	11,064	13,780
GAAP gross profit excluding special items	$384,895	$404,730	$359,512
GAAP gross profit % excluding special items	66.9%	67.2%	64.0%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$188,665	$194,288	$173,659

Special items:
Intangible asset amortization	1,752	2,050	2,443
Impairment of long-lived assets (2)	42	—	6,134
Severance and restructuring	5,433	1,175	9,965
Other operating expenses (income), net (3)	(844)	1,923	(28,481)
Total special items	6,383	5,148	(9,939)
GAAP operating expenses excluding special items	$182,282	$189,140	$183,598

Reconciliation of GAAP net income (loss) to GAAP net income excluding special items:
GAAP net income (loss)	$154,533	$163,309	$137,614

Special items:
Intangible asset amortization	12,816	13,114	15,045
Accelerated depreciation (1)	—	—	1,178
Impairment of long-lived assets (2)	42	—	6,134
Severance and restructuring	5,433	1,175	9,965
Other operating expenses (income), net (3)	(844)	1,923	(28,481)
Interest and other expense (income), net	(84)	(90)	(471)
Pre-tax total special items	17,363	16,122	3,370
Other income tax effects and adjustments (4)	(1,345)	499	(2,754)
GAAP net income excluding special items	$170,551	$179,930	$138,230

GAAP net income per share excluding special items:
Basic	$0.60	$0.64	$0.49
Diluted	$0.60	$0.63	$0.48

Shares used in the calculation of earnings per share excluding special items:
Basic	282,170	282,747	283,633
Diluted	286,437	287,494	288,574

(1) Includes building and equipment accelerated depreciation related to the Dallas manufacturing facility.
(2) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(3) Includes gain on sale of micro-electromechanical systems (MEMS) business line during the first quarter of fiscal year 2017.
(4) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; accelerated depreciation; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. We defined free cash flow as net cash provided from operations less gross capital expenditures. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization, accelerated depreciation, and other costs of goods sold. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items including the tax provision impact of pre-tax special items. In fiscal year 2016, we began using a long-term tax rate to compute the GAAP provision for income taxes excluding special items. This long-term tax rate considers the income tax impact of pre-tax special items and eliminates the effects of significant non-recurring and period specific tax items which vary in size and frequency. In the first quarter of fiscal year 2018, we used a long-term tax rate of 14%, which was our forecast of the weighted average of our normalized fiscal year GAAP tax rate excluding special items over a four-year period, that includes the past three fiscal years plus the current fiscal year projection at the beginning of fiscal year 2018. We review the long-term tax rate on an annual basis and more frequently whenever events occur that may materially affect the long-term tax rate such as tax law changes; significant changes in our geographic earnings mix; or changes in our corporate structure.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; accelerated depreciation; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its second quarter of fiscal 2018 ending in December 2017, which includes revenue, gross margin and earnings per share, as well as the Company’s expectation of strong growth in Automotive, Industrial and Data Center in the December quarter. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 24, 2017 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331617000028/maxim10-kfy2017.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated develops innovative analog and mixed-signal products and technologies to make systems smaller and smarter, with enhanced security and increased energy efficiency. We are empowering design innovation for our automotive, industrial, healthcare, mobile consumer, and cloud data center customers to deliver industry-leading solutions that help change the world. Learn more at http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations